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
    [LOGO]

                                                            PROSPECTUS DATED
                   FORTIS SERIES FUND, INC.                 May 1, 1998
                   (A series fund with three available      STREET ADDRESS:
MAILING ADDRESS:   series,                                  500 BIELENBERG
P.O. BOX 64582     each with different goals and            DRIVE
ST. PAUL           investment policies)                     WOODBURY
MINNESOTA 55164                                             MINNESOTA 55125
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Fortis Series Fund, Inc. ("Fortis Series") is an open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its eighteen separate series (the "Series"), each of which is, for investment purposes, a separate fund with its own goals and investment policies. Each available Series is diversified.

Shares are currently sold to separate accounts (the "Separate Accounts") of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life
Insurance Company ("First Fortis"), which are the funding vehicles for benefits under variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuities") (collectively, the "Contracts") issued by Fortis
Benefits and First Fortis. The Separate Accounts invest in shares of Fortis
Series through subaccounts that correspond to the different Series. The Separate
Accounts will redeem shares of Fortis Series to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

The investment objectives of each Series are nonfundamental and may be changed at any time without the approval of Contract owners. The investment objectives are:

- The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Money Market Series will invest in a diversified portfolio of commercial paper and other debt securities. AN
  INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE
  U.S. GOVERNMENT.

- The primary objective of the "Global Growth Series" is long-term capital appreciation which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets. Current income through the receipt of income such as interest or dividends from investments is a secondary objective.

- The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. Current income through the receipt of interest and dividends will merely be incidental to the efforts of Growth Stock Series in pursuing its primary objective. Growth Stock Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

This Prospectus concisely sets forth the information a prospective investor should know about Fortis Series before investing. Investors should retain this Prospectus for future reference. Fortis Series has filed a Statement of Additional Information dated May 1, 1998 with the Securities and Exchange
Commission (the "Commission"). The Statement of Additional Information is available free of charge from Fortis Series at the above mailing address, and is incorporated by reference into this Prospectus in accordance with the Commission's rules. The Commission maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the Commission. The address of such site is "http://www.sec.gov." SHARES IN FORTIS
SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
BANK; ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS,
INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

No broker-dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by Fortis Benefits, First
Fortis, Fortis Series, or Fortis Investors, Inc. ("Investors"). This Prospectus
does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.
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TABLE OF CONTENTS
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                                                      PAGE
Financial Highlights..............................          2
Performance Information...........................          3
Organization and Classification...................          3
Investment Objectives and Policies; Risk
 Considerations...................................          3
    - Money Market Series.........................          4
    - Global Growth Series........................          5
    - Growth Stock Series.........................          8
    - Investment Policies, Restrictions and Risks
        Applicable to More Than One Series........          8
    - General Risks to Consider...................         10
Management........................................         11
    - Board of Directors..........................         11
    - The Investment Adviser/Transfer
      Agent/Dividend Agent........................         11
    - The Underwriter.............................         11
    - Expenses....................................         11

                                                      PAGE
    - Brokerage Allocation........................         11
    - Periodic Reports............................         11
The Separate Accounts and the Contracts...........         11
General Information...............................         12
    - Voting Privileges...........................         12
    - Year 2000...................................         12
Dividends and Capital Gains Distributions.........         12
Taxation..........................................         12
Purchase and Redemption of Shares.................         12
    - Generally...................................         12
    - Offering Price..............................         12
    - Transfers Among Subaccounts.................         13
    - Redemption..................................         13
Appendix..........................................         13

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
The following audited financial highlights should be read in conjunction with the financial statements of the applicable series and the independent auditors' report of KMPG Peat Marwick LLP found in Fortis Series' 1997 Annual Report to Shareholders which may be obtained without charge. The selected per share historical data for each of the Series is presented based upon average shares outstanding. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Series' shares.

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
                                                               YEAR ENDED DECEMBER 31,
MONEY MARKET SERIES    1997      1996       1995        1994        1993        1992        1991       1990      1989     1988
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Net asset value,
 beginning of
 period.............  $10.94    $10.83    $10.63      $10.23      $10.21      $10.15      $10.19       $9.92     $9.65    $9.98
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Operations:
  Investment income
   -- net...........     .58       .57       .60         .41         .28         .36         .62         .78       .77      .76
  Net realized and
   unrealized gains
   (losses) on
   investments......      --        --        --        (.01)        .02         .06        (.02)        .28       .27     (.29)
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Total from
 operations.........     .58       .57       .60         .40         .30         .42         .60        1.06      1.04      .47
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Distribution to
 shareholders:
  From investment
   income -- net....   (.49)      (.46)     (.40)         --        (.28)       (.36)       (.64)       (.79)     (.77)    (.80)
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Net asset value, end
 of period..........  $11.03    $10.94    $10.83      $10.63      $10.23      $10.21      $10.15      $10.19     $9.92    $9.65
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Total return(@).....    5.34%     5.17%     5.71%       3.92%       2.77%       3.36%       5.91%       7.87%     9.42%    6.78%
Net assets end of
 period (000s
 omitted)........... $57,009   $61,906   $41,807     $44,833     $28,682     $27,528     $10,737      $8,897    $2,868   $1,939
Ratio of expenses to
 average daily net
 assets.............     .38%      .38%      .40%        .40%        .44%        .46%        .55%        .60%      .60%     .60%
Ratio of net
 investment income
 to average daily
 net assets.........    5.19%     5.14%     5.44%       3.96%       2.74%       3.51%       5.74%       7.75%     8.03%    7.71%
Portfolio turnover
 rate...............     N/A*      N/A*      N/A*        N/A*        N/A*        N/A*        N/A*         58%       19%      79%
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

*Pursuant to Rule 2a-7 under the Investment Company Act of 1940, under which the Money Market Series began to operate on May 1, 1991, the portfolio turnover rate is not applicable.

                                                                                     YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------------
GLOBAL GROWTH SERIES                                            1997        1996        1995        1994        1993       1992*
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Net asset value, beginning of period........................    $19.00      $15.97      $12.31      $12.77     $10.86      $9.82
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Operations:
  Investment income -- net..................................       .02         .03         .09         .10        .06        .05
  Net realized and unrealized gains (losses) on
   investments..............................................      1.27        3.03        3.66        (.46)      1.91       1.04
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    Total from operations...................................      1.29        3.06        3.75        (.36)      1.97       1.09
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Distribution to shareholders:
  From investment income -- net.............................        --        (.03)       (.09)       (.10)      (.06)      (.05)
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Net asset value, end of period..............................    $20.29      $19.00      $15.97      $12.31     $12.77     $10.86
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Total return(@).............................................      6.82%      19.10%      30.49%      (2.98)%    17.92%     10.88%
Net assets end of period (000s omitted).....................  $353,255    $319,831    $207,913    $144,647    $75,882    $11,091
Ratio of expenses to average daily net assets...............       .79%        .79%        .80%        .81%      1.02%      1.22%**
Ratio of net investment income to average daily net
 assets.....................................................       .12%        .15%        .64%        .82%       .53%       .73%**
Portfolio turnover rate.....................................        35%         14%         29%         20%        19%        21%
Average Commission Rate Paid***.............................  $  .0260    $  .0295          --          --         --         --
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

  *For the Period May 1, 1992 (commencement of operations) to December 31, 1992.
   The Series' inception was April 13, 1992, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1992. Information is not presented for the period from April 13, 1992, through May 1, 1992, as the Series' shares were not registered during that period.

--------------------------
 **Annualized.

***In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

 @These are the Series total returns during the period, including reinvestment of all dividend and capital gains distributions.

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
                                                                 YEAR ENDED DECEMBER 31,
GROWTH STOCK SERIES     1997        1996        1995        1994        1993        1992        1991      1990      1989      1988
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Net asset value,
 beginning of
 period.............    $32.59      $28.09      $22.11      $22.92      $21.15      $20.68     $13.57    $14.26    $10.59    $10.42
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Operations:
  Investment income
   -- net...........       .12         .12         .13         .18         .09         .18        .22       .38       .26       .29
  Net realized and
   unrealized gains
   (losses) on
   investments......      3.93        4.50        5.98        (.81)       1.77         .47       7.11      (.69)     3.67       .16
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Total from
 operations.........      4.05        4.62        6.11        (.63)       1.86         .65       7.33      (.31)     3.93       .45
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Distribution to
 shareholders:
  From investment
   income -- net....        --        (.12)       (.13)       (.18)       (.09)       (.18)      (.22)     (.38)     (.26)     (.28)
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Net asset value, end
 of period..........    $36.64      $32.59      $28.09      $22.11      $22.92      $21.15     $20.68    $13.57    $14.26    $10.59
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Total return(@).....     12.42%      16.41%      27.66%      (2.82%)      8.78%       2.94%     53.50%    (3.10)%   36.46%     4.49%
Net assets end of
 period (000s
 omitted)...........  $707,155    $661,217    $530,945    $377,483    $304,293    $188,172    $100,690   $25,623   $8,632    $3,023
Ratio of expenses to
 average daily net
 assets.............       .66%        .67%        .67%        .68%        .69%        .76%       .81%     1.01%     1.00%     1.00%
Ratio of net
 investment income
 to average daily
 net assets.........       .33%        .39%        .51%        .81%        .46%        .92%      1.28%     2.72%     2.03%     2.76%
Portfolio turnover
 rate...............       .19%         30%         20%         19%         26%         24%        31%       50%       40%       85%
Average Commission
 Rate Paid***.......  $  .0659    $  .0728          --          --          --          --         --        --        --        --
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

--------------------------
***In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
 @These are the Series total returns during the period, including reinvestment of all dividend and capital gains distributions.

PERFORMANCE INFORMATION

The Series may advertise their "cumulative total return" and "average annual total return" and may compare such figures to recognized indices. Some Series may advertise their "yield" and Money Market Series may advertise its "yield" and "effective yield." Any advertisement of a Series' performance will be accompanied by performance of the Separate Account being advertised. (See "The Separate Accounts and the Contracts.") All yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in a Series will fluctuate, so that when redeemed the investment may be worth more or less than its original cost.

Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, all dividends and distributions are assumed to be reinvested.

Comparative performance information also may be used from time to time in advertising. Advertisements may compare the Series' performance to that of various unmanaged market indices, or may include performance data compiled by outside organizations such as Lipper Analytical Services, Inc., CDA/Wiesenberger, other entities or organizations or publications which track the performance of investment companies.

For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance" in the Statement of Additional Information.

ORGANIZATION AND CLASSIFICATION

Fortis Series was incorporated under Minnesota law in 1986, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an "open-end management investment company." Each available Series is classified as a diversified investment company under the 1940 Act. Each Series is, for investment purposes, in effect a separate investment fund. A separate series of capital stock is issued for each Series. Each share of capital stock issued with respect to a Series has a pro-rata interest in the assets of that Series and has no interest in the assets of any other Series. Each Series bears its own liabilities and also its proportionate share of the general liabilities of Fortis Series. In other respects, Fortis Series is treated as one entity.

INVESTMENT OBJECTIVES AND POLICIES; RISK CONSIDERATIONS

Each Series has different investment objectives which it pursues through different investment policies as described below. The investment objectives of the Series and, except as otherwise noted, the policies by which the Series seek to achieve their investment objectives, may be changed without the approval of shareholders. While no such change is contemplated, such a change could result in a Series' objectives differing from those deemed appropriate by an investor at the time of investment.

Through careful selection, broad diversification and constant supervision, Fortis Series' management aims to limit and counteract various types of risk that are inherent in all securities and advance the value of the Series' assets. There is risk in all investments and fulfillment of the Series' objectives cannot be assured. These risks are discussed below under sections describing each Series, as well as under the section "General Risks to Consider." In addition, no Series is intended to be a complete investment program, therefore it may serve to diversify an investor's portfolio.

Fortis Advisers, Inc. ("Advisers") is the investment adviser for each Series. In selecting equity securities for the Growth Stock Series, Advisers uses a "growth" philosophy. Under this philosophy, Advisers uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself.

In managing "growth" portfolios, Advisers invests based on a concept of growth potential, seeking to identify companies whose earnings and revenue growth potential exceed industry averages. In addition to superior earnings growth potential, Advisers seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios.

Any investment restriction or limitation which involves a maximum percentage of securities or assets, except a Series' borrowing policy and policy with respect to investing in illiquid securities, shall not be considered to be exceeded unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

After purchase by any Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Series. Neither event will require a sale of such security by a Series. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in the Appendix attached hereto.

The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may from time to time, impose additional restrictions on the investments of the various Series.

MONEY MARKET SERIES

The objectives of Money Market Series are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. Money Market Series intends to achieve these objectives through investment in a diversified portfolio of commercial paper and other debt securities.

Money Market Series is somewhat different from a traditional money market mutual fund in that it does not attempt to maintain its net asset value at any set price. It has a nonfundamental investment policy requiring that all of its assets be invested in debt securities maturing in 13 months or less, except United States Government Securities as defined in the 1940 Act, whose portfolio maturities cannot be more than 25 months from the date of acquisition. Money Market Series will maintain a dollar weighted average portfolio maturity of 90 days or less.

Pursuant to Rule 2a-7 under the 1940 Act, Money Market Series will not invest more than 5% of its total assets in: (1) securities of any one issuer (other than cash or United States Government Securities as defined in the 1940 Act), except that the Series may at any one time make a single investment of more than 5% of its assets in securities of an issuer in the highest rating category for up to three business days (subject to the diversification requirements of the 1940 Act, as set forth under "Investment Policies, Restrictions, and Risks Applicable to More Than One Series"); or (2) securities rated in the second highest rating category-- with investments in the second highest category further limited with respect to any particular issuer to the greater of 1% of total assets or $1,000,000. Certain of the provisions of Rule 2a-7 are more restrictive than Money Market Series' investment policies and restrictions described below; Money Market Series' investments will be limited to the more restrictive provisions of Rule 2a-7.

Money Market Series pursues its objectives by investing exclusively in the following:

    1. Obligations of domestic issuers (which include, for example, commercial paper and other debt obligations) which meet the quality and other standards of Rule 2a-7 (or successors thereto) under the 1940 Act.

    2. Securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. For a discussion of this type of security and the federal income tax diversification requirements applicable to investments in this type of security, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--U.S. Government Securities" below.

    3. Securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, such securities not to exceed 25% of Money Market Series' total assets, and securities of foreign companies (which do not include domestic branches of foreign banks and foreign branches of domestic banks), such securities not to exceed 15% of Money Market Series' total assets. See "Global Growth Series--Risk Factors" for a discussion of certain risks connected with investing in foreign securities.

    4. Obligations of: (a) domestic or foreign banks having total assets in excess of one billion dollars or of any branches of such banks, whether domestic or foreign; or (b) in other foreign issuers; provided, that no more than 49% of Money Market Series' total assets may be so invested in all such securities. Such obligations of domestic and foreign banks may include, but are not limited to, certificates of deposit, letters of credit, and bankers' acceptances. For this purpose, "bank" includes commercial banks, savings banks and savings and loan associations. Overall, with respect to investments set forth in this paragraph and in paragraph 3, above, Money Market Series may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the government of Canada, a province of Canada, or any instrumentality or political subdivision thereof; (ii) securities of foreign companies; and (iii) securities of domestic branches of foreign banks and foreign branches of domestic banks.

There are risks associated with investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks that do not accompany investments in obligations of domestic banks generally. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Not all of such laws and regulations apply to foreign branches of domestic banks. Money Market Series may also be subject to additional investment risks from investing in the obligations of foreign branches of domestic banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The obligations of domestic branches of foreign banks may also be subject to other risks, including political and economic developments in the country in which the foreign bank has its main office. There may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. In addition, obligations of foreign branches of domestic banks and domestic branches of foreign banks are not insured by the Federal Deposit Insurance Corporation.

    5. Extendible notes that provide for an optional maturity date, at Money Market Series' option, of 13 months or less from the date of acquisition. Extendible notes issued with maturity dates in excess of 13 months from the date of issuance that provide for optional maturity dates, at the holder's option, of 13 months or less shall be deemed by Money Market Series to have been issued with the shorter optional maturity dates. Such extendible notes must meet the quality and other standards of Rule 2a-7 (or successors thereto) and may not account for greater than 25% of the total assets of Money Market Series.

    6. Repurchase agreements in connection with obligations which are suitable for investment under the categories set forth above.

    7. Obligations other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Market Series.

SHORT-TERM TRADING. Money Market Series intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by Money Market Series primarily in two situations:

    (a) MARKET DEVELOPMENTS. A security may be sold to avoid depreciation in what Advisers anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) YIELD DISPARITIES. A security may be sold and another security of comparable quality purchased at approximately the same time, in order to take advantage of what Advisers believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

Short-term trading techniques will be used principally in connection with higher quality, nonconvertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality.

Money Market Series will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its investment portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of Advisers to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Series places a premium upon the ability of Advisers to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis.

GLOBAL GROWTH SERIES

The primary investment objective of Global Growth Series is long-term capital appreciation. Current income through the receipt of income such as interest or dividends from investments is an incidental objective. Global Growth Series seeks its objectives primarily by investing in a global portfolio of equity securities, allocated among diverse international markets. The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of U.S. securities. See "Risk Factors." The Series may invest in any kind of equity security including common stocks, preferred stocks and warrants.

The Series is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of equity securities, bonds, or other securities in its portfolio. However, in view of its investment objectives, the Series currently expects to invest its assets primarily in equity securities. Under normal market conditions Global Growth Series invests approximately 55% to 65% of its total assets in equity securities in established growth companies which have achieved a record of operating earnings over the past five-year period. Such companies would usually be located in the United States, Canada, the United Kingdom, Japan, Australia, and other Western European nations. These companies will also have paid or have the ability to pay a dividend. Established growth companies typically have less sensitivity to general economic trends, tend to generate above average returns on invested capital, and have leadership positions in their respective industries. When selecting securities of non-U.S. issuers, Advisers considers additional factors related to the country of the non-U.S. issuer, including foreign currency exchange, the political stability of the country of such non-U.S. issuer, foreign regulations, and settlement practices. See "Risk Factors."

Global Growth Series may invest up to 45% of its equity securities in emerging growth companies and in global emerging markets. For a discussion of emerging growth companies and global emerging markets, see "Emerging Markets." Global Growth Series has no minimum size requirements for the emerging growth companies in which it will invest. Advisers believes that investments in equity securities in emerging growth companies and in global emerging markets offer the opportunity for significant long-term investment returns.

Global Growth Series may invest without limit in investment grade fixed income securities of U.S. and non-U.S. issuers when the total return available from investments in such securities may equal or exceed the total return available from investments in equity securities. The Series may invest all of its assets in high quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments as temporary defensive strategies. High quality debt securities are securities rated within one of the two highest ratings categories of Moody's (Aaa and Aa) or of S&P (AAA and AA), or comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by Advisers.

The debt obligations in which the Series may invest include a variety of government bonds and corporate debt obligations. Global Growth Series expects that a large portion of its debt investments will be high quality, as defined above, government or corporate bonds. Government bonds which the Series may purchase include debt obligations issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and also includes debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations which the Series may purchase include corporate bonds and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Series may also purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit). No more than 5% of the Series' net assets may be invested in a debt security rated lower than Baa or BBB. A description of the Moody's and S&P ratings is included in the Appendix.

The Series may also use forward currency contracts and options and futures strategies which involve certain investment risks and transaction costs.

EMERGING MARKETS. Global Growth Series may invest up to 45% of its equity securities in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness.

As used in this Prospectus, emerging markets are countries categorized as emerging markets by the International Financial Corporation, the World Bank's private sector division. Such countries may include but are not limited to Singapore, Indonesia, China, India and certain Latin American countries such as Mexico, Argentina, Chile and Brazil. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. Global Growth Series may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which such Series invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. The Series may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when the Series believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Series (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Series' investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Series also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Series believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Series are denominated (a "cross-hedge").

Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated custodial account to cover forward contracts. As required by Commission guidelines, any Series that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, Global Growth Series may not enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Series will not segregate assets to cover forward contracts entered into for hedging purposes.

Although forward contracts will be used primarily to protect Global Growth Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Global Growth Series may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of U.S. government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). The Series may enter into futures contracts for the purchase or sale for future delivery of fixed income securities, and the Series may enter into futures contracts for the purchase or sale for future delivery of equity securities. The Series may enter into interest rate futures contracts and stock index futures contracts. Such Series may enter into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. At the time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment based on a percentage of a contract's face value. The futures contract is valued daily thereafter and the Series may be required to contribute additional cash or securities that reflects any decline in the contract's value. These investment techniques will be used for a variety of purposes, including hedging against anticipated future changes in interest rates that otherwise might either adversely affect the value of the portfolio securities of the Series or adversely affect the prices of securities or foreign currencies that the Series intends to purchase at a later date.

Global Growth Series may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Series is obligated under the option, it owns the underlying security or currency. The Series will "cover" options on futures contracts it writes by maintaining in a segregated account either marketable securities which, in Advisers' judgment, correlate to the underlying futures contract or an amount of cash, or any security that is not considered restricted or illiquid equal in value to the amount the Series would be required to pay were the option exercised.

Transactions in futures contracts, options on futures contracts, currency contracts and certain options for hedging purposes involve certain risks. See "Risk Factors."

OPTIONS. Options (a type of potentially high risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. Global Growth Series may write call options and purchase put and call options on equity and fixed income securities to hedge against the risk of fluctuations in the prices of securities held by the Series or which Advisers intend to include in the Series.

OPTIONS ON FOREIGN CURRENCIES. Global Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the value of foreign currency denominated portfolio securities and against increases in the cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Series' position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Series are traded on U.S. and foreign exchanges or over-the-counter.

LIMITATIONS ON INVESTMENTS IN DERIVATIVE INSTRUMENTS ON SECURITIES, OPTIONS, AND FUTURES CONTRACTS. Global Growth Series has adopted two percentage restrictions on the use of options, futures, and forward contracts. The first restriction is that the Series will not enter into options, futures, or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Series would exceed 5% of the value of the total assets of the Series. The second restriction is that the aggregate value of the Series' assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Series. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, the Series intends to limit its investment in futures during the coming year so that the aggregate value of the Series' assets subject to futures contracts will not exceed 5% of the value of its net assets.

DEPOSITARY RECEIPTS. The Global Growth Series may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Global Growth Series' investment policies, investments in ADRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

RISK FACTORS. The Global Growth Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Foreign investing entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Global Growth Series, political, or social instability, or diplomatic or economic developments which could affect the Global Growth Series' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. It is anticipated that substantially all of the equities purchased by the Global Growth Series will be listed on foreign exchanges. Trading volume on foreign and emerging market stock exchanges is substantially less than that on the New York Stock Exchange. They also have further risks due to permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. In addition, there is generally less government supervision and regulation of foreign stock exchanges. Furthermore, stock markets in emerging markets, such as nations in the Far East, while offering opportunities for substantial returns, can be more volatile during periods of investment uncertainty than established major exchanges. Shares of Global Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established markets. The Global Growth Series may incur additional costs because of generally higher foreign brokerage commissions and the additional custodial costs associated with maintaining securities. Advisers will rely on its worldwide financial and investment experience to attempt to limit these risks.

Investing in both U.S. and non-U.S. emerging growth companies involves certain special risks. The nature of investing in both U.S. and non-U.S. emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies may have limited product lines, markets, or financial resources, and they may be dependent on a limited management group. The securities of emerging growth companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Shares of Global Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in more established growth stocks.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Since the Global Growth Series may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Global Growth Series may hold foreign currencies, the Global Growth Series may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of dividends and interest earned by the Global Growth Series and gains and losses realized by the Global Growth Series. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. In addition, the Global Growth Series may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restriction on the conversion or transfer of foreign currency.

Also, the Global Growth Series' use of foreign currency forward exchange contracts and options and futures strategies would involve certain additional investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render the Series' hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Global Growth Series invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code. See "Taxation."

ZERO COUPON OBLIGATIONS. Global Growth Series may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Global Growth Series may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in the Series shall apply equally to its investments in zero coupon securities (including, for example, minimum corporate bond ratings).

DELAYED DELIVERY TRANSACTIONS. Global Growth Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Series to hedge against anticipated changes in interest rates and prices. The Series may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Series may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Series to "roll over" its purchase commitment, it may receive a negotiated fee.

The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes a Series to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Series' net asset value to the extent that the Series purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. No more than 20% of Global Growth Series' net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

SECURITIES LENDING. Global Growth Series is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with the Series' custodian collateral consisting of cash, U.S. government securities, or other liquid, high-grade fixed income securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. Global Growth Series will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. As a fundamental policy, Global Growth Series will limit its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. As described in this Prospectus and the Statement of Additional Information, a certain percentage of the Series' assets will generally be invested in a described fashion. These percentage calculations will exclude collateral received by the Series in connection with securities lending.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Fortis Advisers, Inc. ("Advisers") to be of good standing and will not be made unless, in the judgment of Advisers, the consideration to be earned from such loans would justify the risk.

GROWTH STOCK SERIES

The primary investment objective of Growth Stock Series is short and long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the efforts of Growth Stock Series in pursuing its primary objective. Growth Stock Series will generally invest in mid cap companies representing a diversified cross section of U.S. industry. For purposes of this Series, mid cap companies are those with a market capitalization between $1 billion and $5 billion at the time of purchase.

Growth Stock Series will invest primarily in common stocks or securities convertible into common stocks. Occasionally, however, limited amounts may be invested in other types of securities (such as nonconvertible preferred and debt securities). In periods when a more defensive position is deemed warranted, Growth Stock Series may invest in high grade preferred stocks, bonds and other fixed income securities (whether or not convertible into or carrying rights to purchase common stock) or retain cash, all without limitation. Growth Stock Series may also invest in repurchase agreements, listed and unlisted securities and up to 10% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred in investing in domestic securities. For a discussion of certain considerations of investing in foreign securities see "Global Growth Series--Risk Factors."

INVESTMENT POLICIES, RESTRICTIONS, AND RISKS APPLICABLE TO MORE THAN ONE SERIES

LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of Advisers, are of investment quality comparable to other permitted investments of such Series may be used for letter of credit-backed investments.

REPURCHASE AGREEMENTS. Each of the Series may invest in repurchase agreements.

RESTRICTED OR ILLIQUID SECURITIES. A policy of Money Market Series and Growth Stock Series which may not be changed without the approval of the shareholders, is that each such Series may invest up to 5% of the value of its total assets in securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933 (excluding Rule 144A securities). However, this policy is further restricted by a policy--which could be changed without shareholder approval-- which prohibits more than an aggregate of 10% of each such Series' assets from being invested in: restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable.

Global Growth Series may invest up to 10% of the value of its total assets (at the time of investment) in securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (excluding Rule 144A securities). This policy is restricted by a further policy which could be changed without shareholder approval--that prohibits more than an aggregate of 10% of Global Growth Series' assets from being invested in (a) restricted securities (both debt and equity) or in equity securities of any issuer which are not readily marketable, (b) repurchase agreements with a maturity of more than seven days, and (c) over-the-counter option and futures contracts.

BORROWINGS. Each Series may borrow money from banks as a temporary measure to facilitate redemptions.

As a policy which may not be changed without shareholder approval, however, borrowings may not exceed 10% of the value of the total assets of Money Market Series and Growth Stock Series. Global Growth Series' borrowings through banks and "roll" transactions will not exceed 33 1/3% of its total assets. No additional investment securities may be purchased by a Series whose outstanding borrowings, (including "roll" transactions in the case of Global Growth Series) exceed 5% of the value of such Series' total assets. If market fluctuations in the value of the portfolio holdings of Global Growth Series or other factors cause the ratio of Global Growth Series' total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event Global Growth Series may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Interest paid on borrowings will not be available for investment.

VARIABLE AMOUNT MASTER DEMAND NOTES. Each Series may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Series at varying market rates of interest pursuant to arrangements between the Series, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Series has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount of the amount then outstanding together with interest to the date of payment.

MORTGAGE-RELATED SECURITIES. Each Series may invest in mortgage-related securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates which represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities which are secured, directly or indirectly, by mortgages on commercial or residential real estate.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Series. The ability of the issuer of mortgage-related securities to reinvest favorably in underlying mortgages may be limited by prevailing economic conditions or by government regulation. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

SHORT-TERM MONEY MARKET INSTRUMENTS. Each Series may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Series may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

U.S. GOVERNMENT SECURITIES. Each Series may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities. See "Investment Objectives and Policies" in the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. government agencies or instrumentalities.

FLOATING AND VARIABLE RATE INSTRUMENTS. Certain of the obligations that the Series may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Series limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Series' right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Series elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Series' custodian, subject to a subcustodian agreement approved by the Series between the bank and the Series' custodian.

The floating and variable rate obligations that the Series may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Series an undivided interest in the underlying obligations in the proportion that such Series' interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities. See "Restricted or Illiquid Securities" above.

GENERAL CONSIDERATIONS. Any investment restriction or limitation, fundamental or otherwise, that involves a maximum percentage of securities or assets shall not be considered to be exceeded (except in the case of the limitation on illiquid investments), unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Series. Neither event will require a sale of such security by the Series. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Statement of Additional Information.

The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and regulations thereunder may, from time to time, impose additional restrictions on the investments of the various Series.

GENERAL RISKS TO CONSIDER

An investment in any of the Series involves certain risks in addition to those noted elsewhere in this Prospectus and the Statement of Additional Information with respect to particular Series. These include the following:

EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Series which may purchase equity securities (such as common and preferred stocks) is subject to the risk of generally adverse equity markets.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

SMALLER-CAPITALIZATION COMPANIES. The equity securities of smaller-capitalization companies may involve greater risks and volatility than the equity securities of larger, more mature companies due to some of these companies potentially having limited product lines, reduced market liquidity for the trading of their shares, limited financial resources and less depth in management than more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. Therefore, Series that invest in smaller-capitalization companies are not intended as a complete or balanced investment vehicle but rather as an investment for persons who are in a financial position to assume greater risk and share price volatility. Realizing the full potential of these types of companies frequently takes time.

CONVERTIBLE SECURITIES AND WARRANTS. Certain Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Series invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Series bear the risk that increases in market interest rates will cause the value of their Series' portfolio investments to decline.

In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Series which invests in securities with longer weighted average maturities (or longer durations) should be expected to have greater volatility in periods of changing market interest rates than that of a Series which invests in securities with shorter weighted average maturities (or shorter durations). As described below under "Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.

Although Advisers may for certain Series engage in transactions intended to hedge the value of a Series' portfolio against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Series invest in debt securities, they are subject to credit risk.

Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Series' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Series. Nevertheless, shareholders in the Series bear the risk that payment defaults could cause the value of their Series' portfolio investments to decline.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

If a bond held by a Series is called during a period of declining interest rates, the Series probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Series' income. To the extent that the Series invest in callable corporate bonds, Series shareholders bear the risk that reductions in income will result from the call of the bonds. Most United States Government securities are not callable before their stated maturity.

MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, the magnitude of such effects may be greater in some cases, and the return on certain types of mortgage-backed securities, such as interest-only, principal-only and inverse floating rate mortgage-backed securities, is particularly sensitive to changes in interest rates and in the rate at which the mortgage loans underlying the securities are prepaid by borrowers. For these reasons, a Series' investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds. For further information, see "Investment Policies, Restrictions, and Risks Applicable to More Than One Series--Mortgage Related Securities."

ACTIVE MANAGEMENT. All of the Series are actively managed by Advisers. The performance of these Series therefore will reflect in part the ability of Advisers to select securities which are suited to achieving the Series' investment objectives. Due to their active management, these Series could underperform other mutual funds with similar investment objectives or the market generally.

MANAGEMENT

BOARD OF DIRECTORS

Under Minnesota law, the Board of Directors of Fortis Series (the "Board of Directors") has overall responsibility for managing Fortis Series in good faith, in a manner reasonably believed to be in the best interests of Fortis Series, and with the care an ordinarily prudent person would exercise in similar circumstances. However, this management may be delegated. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by law.

THE INVESTMENT ADVISER/TRANSFER AGENT/DIVIDEND AGENT

Fortis Advisers, Inc. ("Advisers") is the investment adviser, transfer agent, and dividend agent for each Series. Advisers has been managing investment company portfolios since 1949, and is indirectly owned 50% by Fortis AMEV and 50% by Fortis AG, diversified financial services companies. In addition to providing investment advice, Advisers is responsible for management of Fortis Series' business affairs, subject to the overall authority of the Board of Directors. Advisers' address is P.O. Box 64284, St. Paul, MN 55164.

Money Market Series has been managed by Howard G. Hudson, Robert C. Lindberg, Maroun M. Hayek, and David C. Greenzang since 1995.

Global Growth Series has been managed since its inception by James S. Byrd who has primary responsibility for day-to-day management of the Series. Diane M. Gotham has participated in management of the Series since the date of this Prospectus.

Growth Stock Series has been managed by Michael J. Romanowski since March, 1998.

Mr. Hudson, Executive Vice President and Head of Fixed Income Investments of Advisers, has been managing debt securities for Fortis, Inc. since 1991. Mr. Hudson reports to Gary N. Yalen, the President and Chief Investment Officer of Advisers. Mr. Hudson performs a supervisory function in the management of the fixed income Series. The portfolio managers supervised by Mr. Hudson have primary responsibility for these Series investments in particular types of securities. Specifically, these individuals and their areas of responsibility are as follows: Mr. Hayek, corporate bonds; Mr. Lindberg, municipal securities; and Mr. Greenzang, money market instruments. Mr. Hayek, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1987. Mr. Lindberg, a Vice President of Advisers, has been managing debt securities for Advisers since 1993. Mr. Greenzang, a Money Market Portfolio officer, has been involved in management of debt securities for Fortis, Inc. since 1992.

Lucinda S. Mezey, Executive Vice President and Head of Equity Investments of Advisers, has worked for Advisers since October 1997. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD and from 1970 to 1995 she was employed by PNC Bank, Philadelphia, PA with her last position being Senior Vice President and Head of Equity Investments. Ms. Mezey performs a supervisory function in the management of the equity Series. Mr. Byrd is an Executive Vice President of Advisers. Mr. Byrd has managed portfolios for Advisers for more than five years. Ms. Gotham has been a Vice President of Advisers since 1998. She was a securities analyst for Advisers from 1994 to 1998 and a systems engineer for International Business Machines ("IBM") Minneapolis, MN from 1981 to 1993. Mr. Romanowski, a Vice President of Advisers since 1998, was a portfolio manager for Value Line, New York, NY from October 1995 to March 1998, prior to which he was a securities analyst for Conning & Co. in Hartford, CT from 1992 to 1995.

Messrs. Hudson, Yalen, Hayek, Lindberg, Greenzang, Romanowski and Ms. Mezey are located at One Chase Manhattan Plaza, New York, NY, 10005 and Mr. Byrd and Ms. Gotham are located at 5500 Wayzata Blvd., Golden Valley, MN, 55416.

THE UNDERWRITER

Fortis Investors, Inc. ("Investors"), a subsidiary of Advisers, is the Fund's underwriter. Investors' address is that of Fortis Series.

EXPENSES

For the most recent fiscal year, the ratio of Fortis Series' investment advisory and management fee as a percentage of average daily net assets was .30% for Money Market Series, .70% for Global Growth Series, and .61% for Growth Stock Series.

BROKERAGE ALLOCATION

Advisers may consider sales of shares of Fortis Series, and of other funds advised by Advisers, as a factor in the selection of broker-dealers to execute Fortis Series' securities transactions when it is believed that this can be done without causing Fortis Series to pay more in brokerage commissions than it would otherwise.

PERIODIC REPORTS

Contract owners will receive semiannual reports including the financial statements of the Series to which their premiums have been allocated and the investments held in each such Series.

THE SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in Fortis Series are currently sold to separate accounts of Fortis Benefits and First Fortis which fund benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis. Each Contract owner allocates Contract value among the subaccounts of the Separate Accounts, which in turn invest in the corresponding Series of Fortis Series. The rights of the Separate Accounts as shareholders should be distinguished from the rights of a Contract owner, which are described in the Contract. The term "shareholder" or "shareholders" in this Prospectus refers to Fortis Benefits, First Fortis, any of their affiliates, or any other insurance company that owns Fortis Series shares. "Contract owner" means the owner, annuitant, or beneficiary that is entitled to exercise the rights and privileges under a Contract.

GENERAL INFORMATION

Fortis Series has only common shares with equal voting rights.

VOTING PRIVILEGES

The voting privileges of Contract owners, and limitations thereon, are explained in the accompanying prospectus for the Contracts. The shareholders are entitled to vote all of the shares of Fortis Series, but they will generally do so in accordance with the instructions of the Contract owners. Under certain circumstances, however, shareholders may disregard voting instructions received from Contract owners. For additional information describing how shareholders will vote the shares of Fortis Series, see "Voting Privileges" in the accompanying prospectus(es) for the applicable Contracts.

YEAR 2000

Like other mutual funds, financial and business organizations around the world, Fortis Series could be adversely affected if the computer systems used by it, Advisers and other service providers and entities with computer systems that are linked to Fortis Series records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Series and Advisers and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Series' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid an adverse impact on the Series.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Fortis Series intends to distribute at least annually as dividends substantially all the net investment income, if any, of each Series. For dividend purposes, net investment income of each Series will consist of all dividends (other than stock dividends) or interest received by such Series less the accrued expenses of each such Series. Fortis Series will also declare and distribute all net realized capital gains annually. Dividends from investment income of the Series and capital gains distributions will be reinvested in additional full and fractional shares. Dividends and distributions on shares not attributable to Contracts, however, may be paid in cash.

TAXATION

Each Series intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Series so qualifies, the Series is not taxed on the income it distributes to the Separate Accounts. So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity and life insurance contracts, the Contract owners will not be considered to be the owners of the shares of the Series, and income earned with respect to the Contracts will not be taxed currently to the Contract owners.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

GENERALLY

Shares in Fortis Series are currently offered at the respective per share net asset value of each Series. Such shares are offered only to the Separate Accounts, which fund benefits payable under the Contracts described in the accompanying prospectus. Fortis Series sells its shares to the Separate Accounts through Fortis Investors, Inc. ("Investors"). Investors receives no underwriting compensation from Fortis Series. Fortis Series may in the future also offer its shares to separate accounts of other insurance companies.

The Board of Directors will monitor events for the existence of any material irreconcilable conflict between or among owners of insurance or annuity contracts, and the relevant insurance companies will take whatever remedial action may be necessary and appropriate. Fortis Benefits and First Fortis currently do not foresee any disadvantages to their respective Contract owners arising out of the fact that Fortis Series offers its shares both for variable life insurance policies and variable annuity contracts. However, should an irreconcilable conflict arise between the Separate Accounts, the conflict could result in one or more of the Separate Accounts terminating its relationship with Fortis Series, thus necessitating the liquidation of portfolio securities and thereby potentially having an adverse impact on the net asset values of the affected Series.

On each day when Fortis Series values its assets, shares of each Series are purchased or redeemed by the Separate Accounts based upon, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among subaccounts of the Separate Accounts, policy loans, loan repayments and benefit payments to be processed on that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each Series determined as of that same date. Any orders to purchase or redeem Fortis Series shares that do not result automatically from Contract transactions will be effected at the net asset value per share next computed after the order is placed.

Investors, Advisers and Fortis Series each reserve the right to reject any purchase order.

OFFERING PRICE

The offering prices of each Series' shares are determined once daily and are equal to the net asset values per share of the shares next calculated after receipt of the purchase order. The Series' net asset values per share are determined by dividing the value of the securities owned by the Series, plus any cash or other assets, less all liabilities, by the number of the Series' shares outstanding. All significant expenses, including the investment advisory fee payable to Advisers, are accrued daily. The portfolio securities in which the Series invest fluctuate in value, and hence the net asset values per share of the Series also fluctuate. The net asset values of the Series' shares are determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open.

Securities are generally valued at market value. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded on the day of valuation. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the previous day's last sale price on that exchange. A security listed or traded on the Nasdaq National Market is valued at its last sale price that day, and lacking any sales that day on the Nasdaq National Market, the security generally is valued at the last bid price. Options will be valued at market value or fair value, as determined in good faith by the Board of Directors, if no market exists. Futures contracts will be valued in a like manner except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

An outside pricing service may be utilized to provide valuations of debt securities. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. When market quotations are not readily available, or when illiquid securities or other assets are being valued, such securities or other assets are valued at fair value as determined in good faith by management under supervision of the Series' Board of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. Purchases and sales by the Series after 2:00 P.M. Central Time normally are not recorded until the following business day.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available nor provides a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

European or Far Eastern securities trading may not take place on all days on which the Exchange is open. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open and therefore the Series' net asset value is not calculated. The calculation of the Series' net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the Series. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Series' net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Series' net asset value may be significantly affected by such trading on days when Fortis Series is not open for shareholder purchases and redemptions.

TRANSFERS AMONG SUBACCOUNTS

Contract owners may transfer amounts among the subaccounts available to them, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. These transfers have the effect of changing a contract owners' participation in the various Series. Such transfers between subaccounts are not taxable under current Federal income tax law.

REDEMPTION

Fortis Series is required to redeem all full and fractional shares of Fortis Series for cash within seven days of receipt of proper notice of redemption. The net asset value of redeemed shares may be more or less than the net asset value of the same shares at the time the Separate Account invested in such shares.

For further information, Contract owners may also contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. New York contract owners should contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

APPENDIX

COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into categories ranging from "A" for the highest quality obligations to "D" for the lowest.

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign designation.

"A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

MOODY'S INVESTORS SERVICE, INC. Moody's short-term debt ratings are opinions of the ability of the issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

"Prime-1"  Superior ability for repayment of senior short-term debt obligations.

"Prime-2"  Strong ability for repayment of senior short-term debt obligations.

"Prime-3"  Acceptable ability for repayment of senior short-term debt obligations.

CORPORATE BOND RATINGS

Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc., applies to numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES. Its ratings for corporate bonds have the following definitions:

Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating "CI" is reserved for income bonds on which no interest is being paid.

Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

"NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (Moody's ratings Aaa, Aa, A and Baa, and Standard & Poor's ratings AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

PREFERRED STOCK RATING

Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc., applies to numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICE. Its ratings for preferred stock have the following definitions:

An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

PROSPECTUS
MAY 1, 1998

FORTIS
SERIES FUND, INC.

A SERIES FUND WITH THREE AVAILABLE SERIES,
EACH WITH DIFFERENT GOALS AND INVESTMENT POLICIES

59101 (REV. 5/98)

    [LOGO]

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN 55164
                                            BULK RATE
                                           U.S. POSTAGE
                                               PAID
                                         PERMIT NO. 3794
                                         MINNEAPOLIS, MN